TACTICAL DIVIDEND AND MOMENTUM FUND
SCHEDULE OF INVESTMENTS (Unaudited)
October 31, 2025

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 94.2%
	EQUITY - 94.2%
82,648	Communication Services Select Sector SPDR Fund	$ 9,488,817
41,376	Consumer Discretionary Select Sector SPDR Fund(a)	9,927,344
59,055	Consumer Staples Select Sector SPDR Fund	4,504,715
30,782	Energy Select Sector SPDR Fund	2,712,818
234,407	Financial Select Sector SPDR Fund	12,275,895
19,753	Health Care Select Sector SPDR Fund	2,849,370
50,877	Industrial Select Sector SPDR Fund	7,888,988
43,123	Real Estate Select Sector SPDR Fund(a)	1,763,731
54,472	Technology Select Sector SPDR Fund	16,378,641
25,729	Utilities Select Sector SPDR Fund	2,292,454
23,360	Vanguard Information Technology ETF(a)	18,529,385
	TOTAL EXCHANGE-TRADED FUNDS (Cost $63,339,993)	88,612,158

	SHORT-TERM INVESTMENTS — 8.9%
	MONEY MARKET FUNDS - 8.9%
8,359,527	MSILF Treasury Securities Portfolio, Institutional Class, 3.87% (Cost $8,359,527)(b)	8,359,527

	TOTAL INVESTMENTS - 103.1% (Cost $71,699,520)	$ 96,971,685
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.1)%	(2,899,777)
	NET ASSETS - 100.0%	$ 94,071,908

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of October 31, 2025 was $7,702,783. As of October 31, 2025 non-cash collateral received from the borrower not disclosed in the Schedule of Investments had a value of $7,918,977.
(b)	Rate disclosed is the seven day effective yield as of October 31, 2025.